UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2011

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CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)
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PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 STATE ROAD, BENSALEM, PA (Address of principal executive offices)		19020 (Zip Code)

Registrant’s telephone number, including area code: (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Charming Shoppes, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 16, 2011.  The holders of 108,222,786 shares of our Common Stock, representing 93.1% of the total number of shares outstanding as of the close of business on April 18, 2011 (the record date fixed by our Board of Directors), were present in person or by proxy at the Annual Meeting.  Matters submitted to a vote of security holders at the Annual Meeting and votes cast for each proposal are listed below.  For more information on the proposals, see the information included under the following sections of our Proxy Statement dated May 6, 2011, which are incorporated herein by reference: “DIRECTORS STANDING FOR ELECTION,” “ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS,” “ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS,” and “PROPOSAL FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.”

Votes regarding the election of each of the ten nominees to our Board of Directors for a one-year term were as follows:

			Broker
Director	For	Withheld	Non-Votes

Arnaud Ajdler	78,341,508	10,034,172	19,847,106
Michael C. Appel	78,435,125	9,940,555	19,847,106
Richard W. Bennet, III	78,440,829	9,934,851	19,847,106
Michael J. Blitzer	80,455,307	7,920,373	19,847,106
Michael Goldstein	80,940,479	7,435,201	19,847,106
Katherine M. Hudson	85,698,399	2,677,281	19,847,106
Bruce J. Klatsky	86,473,415	1,902,265	19,847,106
Paula A. Price	86,183,287	2,192,393	19,847,106
Anthony M. Romano	86,372,271	2,003,409	19,847,106
Alan Rosskamm	78,243,436	10,132,244	19,847,106

Votes regarding the advisory vote for approval of the compensation of the Company’s named executive officers were as follows:

			Broker
For	Against	Abstentions	Non-Votes

87,082,746	1,144,157	148,777	19,847,106

Votes regarding the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers were as follows:

Every	Every	Every		Broker
Year	Two Years	Three Years	Abstentions	Non-Votes

81,458,043	109,181	6,626,553	181,903	19,847,106

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In accordance with the recommendation of the Board of Directors and the voting results of this advisory proposal, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

Votes regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm were as follows:

For	Against	Abstentions

107,728,160	425,853	68,773

Our website contains a significant amount of information about the Company, including financial and other information for investors (www.charmingshoppes.com/investors/index.asp).  We encourage investors to visit our website from time to time, as information is updated and new information is posted on a regular basis.

Item 8.01.  Other Events.

Following the Annual Meeting of Shareholders on June 16, 2011 the Board of Directors re-elected Michael Goldstein as the Company’s Chairman of the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: June 21, 2011	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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